Exhibit 99.2

Supplemental **Disclosure**

Quarter ended March 31, 2024

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2024

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and Youtube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended March 31, 2024

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount) businesses.

Generally Accepted Accounting Principals ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 3/31/24	Twelve Months Ended 12/31/23
	Total properties in Brixmor Property Group portfolio	359	362
	Acquired properties excluded from Same Property NOI	(1)	(8)
	Additional exclusions (1)	(3)	(9)
	Same Property NOI pool (2)	355	345

(1) Additional exclusions for the three months ended March 31, 2024 and 2023 include three properties that were subject to partial dispositions in 2023.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2023 is excluded from the Same Property NOI pool for the three months ended March 31, 2024 and 2023.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are useful to investors in measuring its operating performance because they exclude items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	3/31/24	3/31/23	3/31/24	3/31/23
Total revenues (page 6)	$ 320,241	$ 311,444	$ 320,241	$ 311,444
Net income (page 6)	88,905	112,246	88,905	112,246
Net income per diluted share (page 6)	0.29	0.37	0.29	0.37
NOI (page 10)	232,002	221,914	232,002	221,914
EBITDA (page 7)	232,322	249,377	232,322	249,377
EBITDAre (page 7)	217,180	202,009	217,180	202,009
Adjusted EBITDA (page 7)	217,225	202,067	217,225	202,067
Cash Adjusted EBITDA (page 7)	207,941	195,389	207,941	195,389
Nareit FFO (page 8)	163,436	151,626	163,436	151,626
Nareit FFO per diluted share (page 8)	0.54	0.50	0.54	0.50
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.2725	0.2600	0.2725	0.2600
Dividend payout ratio (as % of Nareit FFO) (page 8)	50.2%	51.5%	50.2%	51.5%

	Three Months Ended
Summary Operating and Financial Ratios	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23
NOI margin (page 10)	74.7%	72.9%	74.2%	73.5%	73.4%
Same property NOI performance (page 11) (1)	5.9%	3.1%	4.8%	2.7%	4.9%
Fixed charge coverage, current quarter annualized (page 13)	4.2x	4.3x	4.3x	4.3x	4.2x
Fixed charge coverage, trailing twelve months (page 13)	4.3x	4.2x	4.2x	4.1x	4.1x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 13) (2)	5.6x	6.0x	6.1x	6.1x	6.1x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 13) (2)	5.9x	6.1x	6.1x	6.1x	6.2x

Outstanding Classes of Stock	As of 3/31/24	As of 12/31/23	As of 9/30/23	As of 6/30/23	As of 3/31/23
Common shares outstanding (page 13)	301,299	300,596	300,596	300,593	300,548

	Three Months Ended
Summary Acquisitions and Dispositions	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23
Aggregate purchase price of acquisitions (page 17)	$ —	$ 400	$ —	$ 1,803	$ —
Aggregate sale price of dispositions (page 18)	68,960	21,576	16,975	26,771	124,550
NOI adjustment for acquisitions and dispositions, net (3)	(463)

Summary Portfolio Statistics (4)	As of 3/31/24	As of 12/31/23	As of 9/30/23	As of 6/30/23	As of 3/31/23
Number of properties (page 26)	359	362	364	365	367
Percent billed (page 26)	90.6%	90.6%	90.0%	90.4%	90.0%
Percent leased (page 26)	95.1%	94.7%	93.9%	94.1%	94.0%
ABR PSF (page 26)	$ 17.12	$ 16.88	$ 16.77	$ 16.60	$ 16.46
New lease rent spread (page 29)	39.7%	37.4%	52.7%	22.4%	43.4%
New & renewal lease rent spread (page 29)	19.5%	19.6%	22.3%	15.4%	19.2%
Total - new, renewal & option lease rent spread (page 29)	14.1%	15.6%	17.5%	12.9%	14.9%
Total - new, renewal & option GLA (page 29)	2,626,599	2,679,220	2,733,476	2,302,495	2,453,972

2024 Guidance	Current	Previous (at 2/12/24)	YTD
Nareit FFO per diluted share	$2.08 - $2.11	$2.06 - $2.10	$0.54
Same property NOI performance	3.50% - 4.25%	2.50% - 3.50%	5.9%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2024

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/24	12/31/23
Assets
Real estate
Land	$1,779,318	$1,794,011
Buildings and tenant improvements	8,580,642	8,570,874
Construction in progress	128,165	126,007
Lease intangibles	500,097	504,995
	10,988,222	10,995,887
Accumulated depreciation and amortization	(3,251,649)	(3,198,980)
Real estate, net	7,736,573	7,796,907
Cash and cash equivalents	407,105	866
Restricted cash	11,306	18,038
Marketable securities	19,519	19,914
Receivables, net, including straight-line rent receivables of $187,754 and $180,810, respectively	248,041	278,775
Deferred charges and prepaid expenses, net	165,625	164,061
Other assets	56,045	54,155
Total assets	$8,644,214	$8,332,716

Liabilities
Debt obligations, net	$5,311,444	$4,933,525
Accounts payable, accrued expenses and other liabilities	473,796	548,890
Total liabilities	5,785,240	5,482,415

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
310,425,756 and 309,723,386 shares issued and 301,298,764 and 300,596,394
shares outstanding	3,013	3,006
Additional paid-in capital	3,301,402	3,310,590
Accumulated other comprehensive income (loss)	9,526	(2,700)
Distributions in excess of net income	(454,967)	(460,595)
Total equity	2,858,974	2,850,301
Total liabilities and equity	$8,644,214	$8,332,716

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/24	3/31/23
Revenues
Rental income	$319,489	$311,130
Other revenues	752	314
Total revenues	320,241	311,444

Operating expenses
Operating costs	37,157	35,895
Real estate taxes	41,408	44,688
Depreciation and amortization	91,218	87,741
Impairment of real estate assets	—	1,100
General and administrative	28,491	29,172
Total operating expenses	198,274	198,596

Other income (expense)
Dividends and interest	3,877	15
Interest expense	(51,488)	(48,680)
Gain on sale of real estate assets	15,142	48,468
Other	(593)	(405)
Total other income (expense)	(33,062)	(602)

Net income	$88,905	$112,246

Net income per common share:
Basic	$0.29	$0.37
Diluted	$0.29	$0.37
Weighted average shares:
Basic	302,021	300,821
Diluted	302,712	301,833

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 6

EBITDA		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/24	3/31/23

Net income	$88,905	$112,246
Interest expense	51,488	48,680
Federal and state taxes	711	710
Depreciation and amortization	91,218	87,741
EBITDA	232,322	249,377
Gain on sale of real estate assets	(15,142)	(48,468)
Impairment of real estate assets	—	1,100
EBITDAre	$217,180	$202,009

EBITDAre	$217,180	$202,009
Transaction expenses, net	45	58
Adjusted EBITDA	$217,225	$202,067

Adjusted EBITDA	$217,225	$202,067
Straight-line rental income, net	(7,555)	(4,001)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,724)	(2,668)
Straight-line ground rent expense, net (1)	(5)	(9)
Total adjustments	(9,284)	(6,678)
Cash Adjusted EBITDA	$207,941	$195,389

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 7

FUNDS FROM OPERATIONS (FFO)		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/24	3/31/23

Net income	$88,905	$112,246
Depreciation and amortization related to real estate	89,673	86,748
Gain on sale of real estate assets	(15,142)	(48,468)
Impairment of real estate assets	—	1,100
Nareit FFO	$163,436	$151,626

Nareit FFO per diluted share	$0.54	$0.50
Weighted average diluted shares outstanding	302,712	301,833

Items that impact FFO comparability
Transaction expenses, net	$(45)	$(58)
Total items that impact FFO comparability	$(45)	$(58)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$7,555	$4,001
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,724	2,668
Straight-line ground rent expense, net (1)	5	9

Dividends declared per share	$0.2725	$0.2600
Dividends declared	$82,104	$78,142
Dividend payout ratio (as % of Nareit FFO)	50.2%	51.5%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	3/31/24	12/31/23

Deferred charges and prepaid expenses, net
Deferred charges, net	$142,760	$141,816
Prepaid expenses, net	22,865	22,245
Total deferred charges and prepaid expenses, net	$165,625	$164,061

Other assets
Right-of-use asset	$27,685	$32,350
Furniture, fixtures and leasehold improvements, net	13,657	14,120
Interest rate swaps	10,336	4,364
Other	4,367	3,321
Total other assets	$56,045	$54,155

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$229,693	$289,215
Below market leases, net	79,893	82,583
Dividends payable	85,102	85,692
Lease liability	28,423	36,105
Interest rate swaps	685	6,877
Other	50,000	48,418
Total accounts payable, accrued expenses and other liabilities	$473,796	$548,890

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/24	3/31/23
Net Operating Income Detail
Base rent	$227,476	$222,202
Expense reimbursements	72,255	71,865
Revenues deemed uncollectible	143	(1,086)
Ancillary and other rental income / Other revenues	6,438	5,744
Percentage rents	4,260	3,781
Operating costs	(37,162)	(35,904)
Real estate taxes	(41,408)	(44,688)
Net operating income	$232,002	$221,914

Operating Ratios
NOI margin (NOI / revenues)	74.7%	73.4%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	92.0%	89.2%

Reconciliation of Net Income to Net Operating Income
Net income	$88,905	$112,246
Lease termination fees	(390)	(2,269)
Straight-line rental income, net	(7,555)	(4,001)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,724)	(2,668)
Straight-line ground rent expense, net (1)	(5)	(9)
Depreciation and amortization	91,218	87,741
Impairment of real estate assets	—	1,100
General and administrative	28,491	29,172
Total other (income) expense	33,062	602
Net operating income	$232,002	$221,914

Supplemental Statement of Operations Detail
Rental income
Base rent	$227,476	$222,202
Expense reimbursements	72,255	71,865
Revenues deemed uncollectible	143	(1,086)
Lease termination fees	390	2,269
Straight-line rental income, net	7,555	4,001
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,724	2,668
Ancillary and other rental income	5,686	5,430
Percentage rents	4,260	3,781
Total rental income	$319,489	$311,130

Other revenues	$752	$314

Interest expense
Note interest	$45,625	$42,654
Unsecured credit facility and term loan interest	5,715	5,936
Capitalized interest	(920)	(949)
Deferred financing cost amortization	1,796	1,755
Debt premium and discount accretion, net	(728)	(716)
Total interest expense	$51,488	$48,680

Other
Federal and state taxes	$711	$710
Other	(118)	(305)
Total other	$593	$405

Additional Disclosures
Capitalized construction compensation costs	$4,935	$4,633
Capitalized real estate taxes, insurance, and utilities	983	946
Capitalized leasing legal costs (2)	1,006	1,373
Capitalized leasing commission costs	2,079	2,211
Equity compensation expense, net	3,359	4,191

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 10

SAME PROPERTY NOI ANALYSIS		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/24	3/31/23	Change
Same Property NOI Analysis
Number of properties	355	355	—
Percent billed	90.6%	90.1%	0.5%
Percent leased	95.1%	94.2%	0.9%

Revenues
Base rent	$225,201	$216,884
Expense reimbursements	71,545	69,959
Revenues deemed uncollectible	195	(1,051)
Ancillary and other rental income / Other revenues	6,248	5,426
Percentage rents	4,234	3,729
	307,423	294,947	4.2%
Operating expenses
Operating costs	(36,473)	(34,312)
Real estate taxes	(41,040)	(43,478)
	(77,513)	(77,790)	(0.4)%
Same property NOI	$229,910	$217,157	5.9%

NOI margin	74.8%	73.6%
Expense recovery ratio	92.3%	89.9%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution
Base rent	$8,317	3.8%
Revenues deemed uncollectible	1,246	0.6%
Net expense reimbursements	1,863	0.9%
Ancillary and other rental income / Other revenues	822	0.4%
Percentage rents	505	0.2%
		5.9%

Reconciliation of Net Income to Same Property NOI
Net income	$88,905	$112,246
Adjustments:
Non-same property NOI	(2,092)	(4,757)
Lease termination fees	(390)	(2,269)
Straight-line rental income, net	(7,555)	(4,001)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,724)	(2,668)
Straight-line ground rent expense, net	(5)	(9)
Depreciation and amortization	91,218	87,741
Impairment of real estate assets	—	1,100
General and administrative	28,491	29,172
Total other (income) expense	33,062	602
Same property NOI	$229,910	$217,157

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 11

CAPITAL EXPENDITURES		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/24	3/31/23
Leasing related:
Tenant improvements and tenant inducements	$21,749	$18,373
External leasing commissions	3,507	2,791
	25,256	21,164

Maintenance capital expenditures	5,961	10,644
Total leasing related and maintenance capital expenditures	$31,217	$31,808

Value-enhancing:
Anchor space repositionings	$12,126	$8,993
Outparcel developments	2,159	1,244
Redevelopments	20,752	28,620
Other (1)	7,744	4,690
Total value-enhancing capital expenditures	$42,781	$43,547

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/24	12/31/23
Equity Capitalization:
Common shares outstanding			301,299	300,596
Common share price			$23.45	$23.27
Total equity capitalization			$7,065,462	$6,994,869

Debt:
Revolving credit facility			$—	$18,500
Term loan facility			500,000	500,000
Unsecured notes			4,818,805	4,418,805
Total principal debt			5,318,805	4,937,305
Add: Net unamortized premium			19,511	20,974
Less: Deferred financing fees			(26,872)	(24,754)
Total debt			5,311,444	4,933,525
Less: Cash, cash equivalents and restricted cash			(418,411)	(18,904)
Net debt			$4,893,033	$4,914,621

Total market capitalization			$11,958,495	$11,909,490

Liquidity:
Cash and cash equivalents and restricted cash			$418,411	$18,904
Available under Revolving Credit Facility (1)			1,248,574	1,230,074
			$1,666,985	$1,248,978

Ratios:
Principal debt to total market capitalization			44.5%	41.5%
Principal debt to total assets, before depreciation			44.7%	42.8%
Unencumbered assets to unsecured debt			2.2x	2.3x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			5.6x	6.0x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			5.9x	6.1x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.2x	4.3x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.3x	4.2x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.2x	4.3x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.3x	4.2x

			As of	As of
			3/31/24	12/31/23
Percentage of total debt: (3)
Fixed			100.0%	99.6%
Variable			—%	0.4%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.3	4.1
Variable			—	2.5
Total			4.3	4.1

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Positive
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net principal debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of April 29, 2024.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2024	$300,352	3.65%
2025	700,000	3.85%
2026	607,542	4.17%
2027	900,000	3.94%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
2032	—	—%
2033	—	—%
2034	400,000	5.50%
Total Debt Obligations	$5,318,805	3.86%

Net unamortized premium	19,511
Deferred financing costs	(26,872)
Debt Obligations, Net	$5,311,444

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 95 basis points) (2)(3)	$500,000	3.98%	7/26/27	9.40%

Unsecured Notes
3.65% 2024 Brixmor OP Notes	300,352	3.65%	6/15/24	5.65%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	13.16%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.28%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.02%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.52%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.58%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.10%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.04%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.40%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.52%
Total Fixed Rate Unsecured Notes	4,818,805	3.85%		90.60%

Total Fixed Rate Debt	$5,318,805	3.86%		100.00%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 85 basis points)	$—	6.29%	6/30/26	—%

Total Variable Rate Debt	$—	6.29%		—%

Total Debt Obligations	$5,318,805	3.86%		100.00%

Net unamortized premium	19,511
Deferred financing costs	(26,872)
Debt Obligations, Net	$5,311,444

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective June 1, 2022, $300.0 million of the Term Loan Facility is swapped from Adjusted SOFR to a fixed, combined rate of 2.59% (plus a spread, currently 95 basis points) through July 26, 2024. Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 95 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 95 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.

In December 2023, the Company entered into three forward-starting interest rate swap agreements with an aggregate notional amount of $150.0 million and a fixed, combined rate of 3.44%, subject to a variable spread adjustment upon debt issuance, to hedge against changes in future cash flows resulting from changes in interest rates from the trade date through the forecasted issuance date of long-term debt.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/24

I. Aggregate debt test	< 65%	45.7%
Total Debt		5,311,444
Total Assets		11,620,138

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,620,138

III. Unencumbered asset ratio	> 150%	218.8%
Total Unencumbered Assets		11,620,138
Unsecured Debt		5,311,444

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.0x	4.0x
Consolidated EBITDA		824,165	841,840
Annual Debt Service Charge		206,759	212,271

(1) The Company had no secured debt as of March 31, 2024.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, and 5.500% 2034 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/24

I. Leverage ratio	< 60%	35.0%
Total Outstanding Indebtedness		5,318,805
Balance Sheet Cash (1)		430,109
Total Asset Value		13,975,523

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		430,109
Total Asset Value		13,975,523

III. Unsecured leverage ratio	< 60%	35.1%
Total Unsecured Indebtedness		5,318,805
Unrestricted Cash (3)		418,803
Unencumbered Asset Value		13,975,523

IV. Fixed charge coverage ratio	> 1.5x	4.3x
Total Net Operating Income		907,858
Capital Expenditure Reserve		9,581
Fixed Charges		206,963

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of March 31, 2024.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2024

ACQUISITIONS	↩ Table of Contents
Dollars in thousands, except ABR PSF

There were no acquisitions completed during the three months ended March 31, 2024.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2024
18 Ryan	Detroit-Warren-Dearborn, MI	1/31/24	$12,400	101,564	100.0%	$10.01	Dream Market, Dollar Tree, Planet Fitness
Mall at 163rd Street	Miami-Fort Lauderdale-Pompano Beach, FL	3/11/24	46,000	342,385	76.8%	12.83	Citi Trends, Ross Dress for Less
North Dixie Plaza	Elizabethtown-Fort Knox, KY	3/28/24	10,560	130,466	100.0%	8.62	At Home, Staples
			$68,960	574,415

	TOTAL - THREE MONTHS ENDED MARCH 31, 2024		$68,960	574,415

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2024
1	Pine Tree Shopping Center	Portland-South Portland, ME	Remerchandise former Big Lots with a 25K SF ALDI
2	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former Valu Thrift Store with a 22K SF Ross Dress for Less and a 9K SF Five Below
3	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX	Combine adjacent spaces for a 53K SF EōS Fitness
4	Northshore - Project II	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

In Process Projects
5	Springdale	Mobile, AL	Remerchandise former Michaels with a 10K SF Five Below and additional retailers
6	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
7	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
8	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Stein Mart with a 17K SF Ace Hardware and an additional retailer
9	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Remerchandise former Old Time Pottery with a 42K SF Kohl's and a 29K SF Burlington Stores
10	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and a 9K SF Five Below
11	Coastal Way - Coastal Landing - Project I	Tampa-St. Petersburg-Clearwater, FL	Terminate existing Bed Bath & Beyond and remerchandise with a 28K SF Sprouts Farmers Market
12	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL	Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
13	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
14	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Combine adjacent small shop spaces for an 11K SF pOpshelf
15	Arborland Center	Ann Arbor, MI	Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls, a 20K SF HomeGoods and additional retailers
16	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Combine several small shop spaces for a 15K SF Barnes & Noble
17	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 15K SF Aaron's and additional retailers
18	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and additional retailers
19	Parkway Plaza	Binghamton, NY	Remerchandise former PriceRite with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
20	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble
21	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Combine several small shop spaces for a 19K SF Planet Fitness
22	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randall's and adjacent spaces with a 64K SF Tesla showroom and service center

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	22	$104,300	$41,500	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended March 31, 2024
1	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
2	Northshore - Project I	Houston-The Woodlands-Sugar Land, TX	Combine adjacent small shop spaces for a 12K SF specialty medical use

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	2	$3,500	8%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS (2)
1	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Jun-24	$550	$550	8%
2	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Construction of a 2K SF Chipotle	Sep-24	1,700	450	10%
3	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-24	4,900	4,600	9%
4	Brunswick Town Center	Cleveland-Elyria, OH	Constuction of an 8K SF multi-tenant outparcel, including a 4K SF First Watch and a 4K SF Mission BBQ	Sep-24	3,500	2,900	10%
5	Bedford Grove	Manchester-Nashua, NH	Construction of a 7K SF Evviva Trattoria endcap	Dec-24	750	400	14%
6	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Construction of a 4K SF Aspen Dental	Dec-24	1,750	650	10%
7	Panama City Square	Panama City, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25	1,800	900	8%
8	Mansell Crossing	Atlanta-Sandy Springs-Alpharetta, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Jun-25	4,900	600	10%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$19,850	$11,050	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) As a result of evolving project plans, Eastlake Plaza was removed from the Company's in process projects.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
1	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and additional retailers; and shopping center upgrades including façade and sidewalk renovations	25	Jun-24	5,150	3,700	13%
2	Plymouth Square Shopping Center (2)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including a 19K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, a 7K SF My Salon Suites, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24	22,300	20,850	7%
3	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Dec-24	4,900	3,150	8%
4	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers including a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-24	10,750	9,500	9%
5	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sports & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-24	41,250	28,950	8%
6	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Dec-24	7,150	3,950	8%
7	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and reconfiguration of center to accommodate addition of a 24K SF Sprouts Farmers Market and a 10K SF JD Sports; construction of several outparcels including a 3K SF Raising Cane's and a 2K SF Panda Express; and shopping center upgrades including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Dec-24	40,850	28,700	7%
8	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	9	Dec-24	2,150	1,350	15%
9	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Walgreens, Party Fair, and additional junior anchor space with a 14K SF Trader Joe's and additional retailers; and shopping center upgrades including façade and sidewalk renovations, and new landscaping and signage	21	Mar-25	8,900	3,700	9%
10	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	11,200	10,300	10%
11	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Sep-25	45,950	7,000	8%
12	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with a 16K SF Petco; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and an additional retailer; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Dec-25	15,900	13,200	8%
13	Tinley Park Plaza (3)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; and shopping center upgrades including façade and roof renovations	22	Dec-25	11,000	750	12%
14	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Mar-26	34,600	20,050	7%

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 21

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

15	Wynnewood Village - Phase IV (4)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; construction of two multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Mar-26	44,800	8,550	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$306,850	$163,700	8%

				Property	Stabilization		Net Project	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2024
1	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 6K SF J.Crew, and a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24		$8,050	14%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$8,050	14%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
3	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create potential entertainment / restaurant destination
4	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
5	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
6	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
7	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
8	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
9	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential multi family and/or medical office component
10	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Arvada Plaza	Denver-Aurora-Lakewood, CO	Redevelopment and repositioning of shopping center
3	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center with new anchor prototype
4	Venetian Isle Shopping Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Coconut Creek Plaza	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space, inline shop space and outparcel development
6	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
7	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
8	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
9	Northeast Plaza	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
10	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and repositioning of shopping center
11	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and reposition of rear portion of shopping center
12	London Marketplace	London, KY	Redevelopment and expansion of existing anchor space
13	Burlington Square I, II, & III	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing anchor space, inline shop space and façade renovation
14	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment of existing anchor space, inline shop space and outparcel development
15	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
16	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
17	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
18	Harpers Station	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers
19	South Towne Centre	Dayton-Kettering, OH	Redevelopment of existing anchor space for multiple retailers
20	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
21	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
22	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
23	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
24	Festival Centre	Charleston-North Charleston, SC	Redevelopment of shopping center, potential mixed-use component
25	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center
26	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
27	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
28	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

29	Webb Royal Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
30	Baytown Shopping Center	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
31	Braesgate	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers
32	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
33	Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	Reposition of existing vacant space and site densification
34	Maplewood	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
35	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2023.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2024

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		3/31/24	12/31/23	9/30/23	6/30/23	3/31/23

Number of properties		359	362	364	365	367
GLA		63,870,524	64,460,825	64,827,439	64,897,615	65,004,693
Percent billed		90.6%	90.6%	90.0%	90.4%	90.0%
Percent leased		95.1%	94.7%	93.9%	94.1%	94.0%
TOTAL ≥ 10,000 SF		97.3%	96.8%	95.7%	96.2%	96.1%
TOTAL < 10,000 SF		90.5%	90.3%	89.8%	89.4%	89.3%
ABR		$978,178	$968,949	$958,128	$952,560	$944,756
ABR PSF		$17.12	$16.88	$16.77	$16.60	$16.46

PORTFOLIO BY UNIT SIZE AS OF 3/31/24
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	397	22,531,193	35.3%	94.2%	98.2%	$222,120	22.7%	$11.42
20,000 - 34,999 SF	486	12,660,177	19.8%	91.0%	95.7%	148,374	15.2%	12.36
10,000 - 19,999 SF	603	8,227,355	12.9%	92.2%	97.2%	124,959	12.8%	15.95
5,000 - 9,999 SF	1,101	7,612,221	11.9%	86.4%	92.1%	144,230	14.7%	21.42
< 5,000 SF	5,979	12,839,578	20.1%	85.4%	89.6%	338,495	34.6%	30.42
TOTAL	8,566	63,870,524	100.0%	90.6%	95.1%	$978,178	100.0%	$17.12

TOTAL ≥ 10,000 SF	1,486	43,418,725	68.0%	92.9%	97.3%	$495,453	50.7%	$12.61
TOTAL < 10,000 SF	7,080	20,451,799	32.0%	85.8%	90.5%	482,725	49.3%	27.03

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$308,236	33%
Grocery / Pharmacy	144,744	15%
General Merchandise (Discount / Dollar)	31,024	3%
Pet	28,029	3%
Medical (Essential)	27,264	3%
Financial services	25,452	3%
Home improvement	16,595	2%
Mail / Shipping and Other services	15,034	2%
Auto	10,546	1%
Other Essential	9,548	1%

OTHER	$669,942	67%
Restaurants	161,763	17%
Other Personal Services	74,911	8%
Off-Price Apparel	65,976	6%
Fitness / Sports	59,931	5%
Value Apparel, Shoes, Accessories	48,390	5%
General Merchandise (Department, Gift, etc.)	43,003	4%
Other Retail	40,472	4%
Home Décor	39,750	4%
Other Medical	30,174	3%
Electronics & Appliance	25,474	3%
Entertainment	21,422	2%
Health & Beauty	20,347	2%
Hobby & Crafts	17,147	2%
Other Professional Services	11,928	1%
Liquor	9,254	1%

TOTAL	$978,178	100%

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	90	2,624,402	4.1%	$33,423	3.4%	$12.74
2	The Kroger Co. (3)	44	2,994,662	4.7%	22,724	2.3%	7.59
3	Burlington Stores, Inc.	40	1,663,459	2.6%	19,755	2.0%	11.88
4	Dollar Tree Stores, Inc. (4)	120	1,370,807	2.1%	16,691	1.7%	12.18
5	Publix Super Markets, Inc.	31	1,431,891	2.2%	14,563	1.5%	10.17
6	Ross Stores, Inc (5)	44	1,124,164	1.8%	14,227	1.5%	12.66
7	Five Below, Inc.	60	571,711	0.9%	11,564	1.2%	20.23
8	L.A Fitness International, LLC (6)	14	566,362	0.9%	10,994	1.1%	19.41
9	Amazon.com, Inc. / Whole Foods Market Services, Inc.	15	595,292	0.9%	10,630	1.1%	17.86
10	PetSmart, Inc.	28	607,653	1.0%	10,438	1.1%	17.18

		486	13,550,403	21.2%	165,009	16.9%	12.18

11	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,828	1.0%	13.10
12	Ahold Delhaize (8)	16	864,919	1.4%	9,555	1.0%	11.05
13	Ulta Beauty, Inc.	35	387,064	0.6%	9,380	1.0%	24.23
14	Kohl's Corporation	14	1,051,137	1.6%	8,819	0.9%	8.39
15	PETCO Animal Supplies, Inc.	35	480,017	0.8%	8,553	0.9%	17.82
16	Big Lots, Inc.	27	904,525	1.4%	6,678	0.7%	7.38
17	The Michaels Companies, Inc.	21	472,884	0.7%	6,284	0.6%	13.29
18	Best Buy Co., Inc. (9)	11	413,875	0.6%	5,394	0.6%	13.03
19	ALDI (10)	18	571,927	0.9%	5,316	0.5%	9.29
20	Party City Holdco Inc.	23	340,834	0.5%	5,112	0.5%	15.00

		700	19,787,787	30.9%	239,928	24.6%	12.13

21	CVS Health	15	222,799	0.3%	5,097	0.5%	22.88
22	Barnes & Noble, Inc.	14	297,565	0.5%	4,976	0.5%	16.72
23	JOANN Stores, Inc.	19	398,614	0.6%	4,914	0.5%	12.33
24	JP Morgan Chase & Co.	24	91,376	0.1%	4,620	0.5%	50.56
25	Staples, Inc.	17	341,969	0.5%	4,605	0.5%	13.47
26	Sprouts Farmers Market, Inc.	7	200,417	0.3%	4,568	0.5%	22.79
27	Gap, Inc. (11)	14	233,319	0.4%	4,525	0.5%	19.39
28	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,348	0.4%	7.19
29	Harbor Freight Tools	21	358,976	0.6%	4,205	0.4%	11.71
30	The Home Depot, Inc.	5	428,868	0.7%	4,196	0.4%	9.78
31	Chipotle Mexican Grill, Inc.	33	82,205	0.1%	4,118	0.4%	50.09
32	Bath & Body Works, Inc.	40	168,291	0.3%	4,078	0.4%	24.23
33	Office Depot, Inc. (12)	15	313,821	0.5%	4,003	0.4%	12.76
34	DICK's Sporting Goods, Inc. (13)	9	305,476	0.5%	3,896	0.4%	12.75
35	National Vision, Inc. (14)	36	131,311	0.2%	3,831	0.4%	29.18
36	Starbucks Corporation	37	69,668	0.1%	3,766	0.4%	54.06
37	Designer Brands Inc. (DSW)	12	232,077	0.4%	3,735	0.4%	16.09
38	AMC Entertainment	4	200,955	0.3%	3,731	0.4%	18.57
39	Bank of America, NA	25	87,063	0.1%	3,729	0.4%	42.83
40	Trader Joe's Company, Inc.	10	129,700	0.2%	3,526	0.4%	27.19

	TOTAL TOP 40 RETAILERS	1,068	24,686,989	38.5%	$324,395	33.3%	$13.14

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(5) Includes Ross Dress for Less-39 and dd's Discounts-5.				(9) Includes Best Buy-10 and Yardbird-1.
all franchise locations.		(6) Includes LA Fitness-7, Esporta Fitness-6, and City Sports Club-1.				(10) Includes ALDI-12 and Winn-Dixie-6.
(2) Includes T.J. Maxx-32, Marshalls-31, HomeGoods-20, Sierra Trading Post-5 and HomeSense-2.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1,				(11) Includes Old Navy-12 and Gap Factory-2.
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Dillons-1, Food 4 Less-1, Harris Teeter-1,		El Rancho (sublease)-1, Shop & Save Market-1 and Star Market-1.				(12) Includes Office Depot-9 and OfficeMax-6.
Pay Less-1 and Pick 'N Save-1.		(8) Includes Giant Food-6, Super Stop & Shop-5, Food Lion-2, Bottom Dollar Food-1,				(13) Includes Golf Galaxy-4, DICK'S Sporting Goods-3
(4) Includes Dollar Tree-108 and Family Dollar-12.		ShopRite (sublease)-1, and non-grocer (sublease)-1.				and DICK'S Sporting Goods Warehouse Sale-2.
						(14) Includes America's Best Contacts & Eyeglasses-34 and Eyeglass World-2.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/24	351	2,626,599	$44,206	$16.83	$3.43	$1.73	6.4	287	2,144,714	$16.32	$14.30	14.1%
Three months ended 12/31/23	402	2,679,220	46,347	17.30	5.29	2.46	6.7	315	2,218,623	16.63	14.38	15.6%
Three months ended 9/30/23	427	2,733,476	50,591	18.51	4.29	2.14	6.7	354	2,294,170	18.09	15.39	17.5%
Three months ended 6/30/23	432	2,302,495	44,163	19.18	4.88	2.46	6.5	345	1,868,730	17.91	15.87	12.9%
TOTAL - TWELVE MONTHS ENDED 3/31/24	1,612	10,341,790	$185,307	$17.92	$4.46	$2.19	6.6	1,301	8,526,237	$17.22	$14.96	15.1%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/24	294	1,322,079	$29,944	$22.65	$6.81	$3.44	7.7	230	840,194	$24.68	$20.65	19.5%
Three months ended 12/31/23	357	1,739,188	36,717	21.11	8.15	3.78	7.6	270	1,278,591	21.32	17.82	19.6%
Three months ended 9/30/23	368	1,748,987	37,730	21.57	6.71	3.34	7.7	295	1,309,681	21.87	17.88	22.3%
Three months ended 6/30/23	375	1,400,822	32,873	23.47	8.01	4.04	7.4	288	967,057	22.93	19.87	15.4%
TOTAL - TWELVE MONTHS ENDED 3/31/24	1,394	6,211,076	$137,264	$22.10	$7.43	$3.64	7.6	1,083	4,395,523	$22.48	$18.83	19.4%

NEW LEASES
Three months ended 3/31/24	117	709,164	$15,152	$21.37	$10.73	$6.31	9.8	54	230,991	$26.08	$18.67	39.7%
Three months ended 12/31/23	150	798,868	16,772	20.99	15.43	8.14	9.6	65	387,876	20.49	14.91	37.4%
Three months ended 9/30/23	151	789,336	17,949	22.74	14.24	7.38	10.6	78	350,030	25.32	16.58	52.7%
Three months ended 6/30/23	136	624,684	15,180	24.30	15.29	9.03	9.9	52	205,869	23.15	18.91	22.4%
TOTAL - TWELVE MONTHS ENDED 3/31/24	554	2,922,052	$65,053	$22.26	$13.93	$7.68	10.0	249	1,174,766	$23.49	$16.85	39.4%

RENEWAL LEASES
Three months ended 3/31/24	177	612,915	$14,792	$24.13	$2.28	$0.12	5.2	176	609,203	$24.15	$21.40	12.9%
Three months ended 12/31/23	207	940,320	19,945	21.21	1.97	0.08	5.9	205	890,715	21.68	19.08	13.6%
Three months ended 9/30/23	217	959,651	19,781	20.61	0.52	0.02	5.4	217	959,651	20.61	18.36	12.3%
Three months ended 6/30/23	239	776,138	17,693	22.80	2.16	0.02	5.4	236	761,188	22.87	20.13	13.6%
TOTAL - TWELVE MONTHS ENDED 3/31/24	840	3,289,024	$72,211	$21.96	$1.65	$0.05	5.5	834	3,220,757	$22.11	$19.55	13.1%

OPTION LEASES
Three months ended 3/31/24	57	1,304,520	$14,262	$10.93	$—	$—	5.1	57	1,304,520	$10.93	$10.21	7.1%
Three months ended 12/31/23	45	940,032	9,630	10.24	—	—	5.0	45	940,032	10.24	9.71	5.5%
Three months ended 9/30/23	59	984,489	12,861	13.06	—	—	4.9	59	984,489	13.06	12.07	8.2%
Three months ended 6/30/23	57	901,673	11,290	12.52	—	—	5.0	57	901,673	12.52	11.59	8.0%
TOTAL - TWELVE MONTHS ENDED 3/31/24	218	4,130,714	$48,043	$11.63	$—	$—	5.0	218	4,130,714	$11.63	$10.84	7.3%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 3/31/24						Twelve Months Ended 3/31/24
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	13%	1,770,879	67%	46%	$11.49	10.9%	14%	6,603,198	64%	43%	$12.03	14.0%
New & Renewal Leases Only	9%	625,038	47%	32%	15.40	23.4%	9%	2,972,271	48%	32%	14.79	23.8%
New Leases	15%	449,673	63%	48%	16.24	48.8%	12%	1,551,177	53%	38%	16.10	52.8%
Renewal Leases	5%	175,365	29%	16%	13.24	7.6%	7%	1,421,094	43%	26%	13.36	11.2%
Option Leases	37%	1,145,841	88%	75%	9.35	6.6%	43%	3,630,927	88%	74%	9.77	6.9%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	87%	855,720	33%	54%	$27.89	16.6%	86%	3,738,592	36%	57%	$28.32	16.1%
New & Renewal Leases Only	91%	697,041	53%	68%	29.15	18.6%	91%	3,238,805	52%	68%	28.81	17.6%
New Leases	85%	259,491	37%	52%	30.26	35.6%	88%	1,370,875	47%	62%	29.23	31.8%
Renewal Leases	95%	437,550	71%	84%	28.50	13.9%	93%	1,867,930	57%	74%	28.50	13.8%
Option Leases	63%	158,679	12%	25%	22.33	8.5%	57%	499,787	12%	26%	25.17	8.5%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	3/31/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23
NEW LEASES
Weighted average over lease term:
Base rent	$23.95	$22.96	$22.94	$25.00	$25.01	$21.47
Tenant improvements and allowances	(1.57)	(1.22)	(1.76)	(1.61)	(1.70)	(1.59)
Third-party leasing commissions	(0.78)	(0.65)	(0.82)	(0.75)	(0.90)	(0.74)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	21.60	21.09	20.36	22.64	22.41	19.14
Tenant specific landlord work (1)	(2.60)	(2.67)	(2.77)	(2.38)	(2.60)	(2.07)
NET EFFECTIVE RENT	$19.00	$18.42	$17.59	$20.26	$19.81	$17.07
Net effective rent before tenant specific landlord work /
base rent	90%	92%	89%	91%	90%	89%
Net effective rent / base rent	79%	80%	77%	81%	79%	80%
Weighted average term (years)	10.0	9.8	9.6	10.6	9.9	9.5

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	34%	46%	28%	39%	23%	39%
< 10,000 SF	66%	54%	72%	61%	77%	61%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 3/31/24:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	81	2,172,525	$33,642	$15.49
< 10,000 SF	321	1,035,151	34,074	32.92
TOTAL	402	3,207,676	$67,716	$21.11

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2024 (remaining)	2025	2026+	Total
Projected Lease Commencements	$41,030	$23,507	$3,179	$67,716

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 500 basis points of total portfolio GLA ($67.7M in ABR), 50 basis points ($8.1M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	198	672,977	1.1%	1.1%	$16.30	$16.30	14	251,869	0.6%	0.6%	$11.05	$11.05	184	421,108	2.3%	1.7%	$19.44	$19.44
2024	632	3,163,355	5.2%	4.7%	14.38	14.39	73	1,817,118	4.3%	3.7%	10.07	10.07	559	1,346,237	7.3%	5.6%	20.20	20.21
2025	1,094	7,713,529	12.7%	11.5%	14.62	14.69	185	5,239,720	12.4%	11.2%	10.60	10.61	909	2,473,809	13.4%	11.8%	23.12	23.32
2026	1,029	6,993,830	11.5%	11.6%	16.16	16.44	160	4,683,689	11.1%	10.8%	11.38	11.43	869	2,310,141	12.5%	12.4%	25.87	26.62
2027	1,040	8,299,051	13.7%	13.1%	15.48	15.94	187	5,821,472	13.8%	13.3%	11.30	11.43	853	2,477,579	13.4%	13.0%	25.31	26.54
2028	966	6,857,261	11.3%	11.9%	17.00	17.66	167	4,679,876	11.1%	11.4%	12.12	12.21	799	2,177,385	11.8%	12.4%	27.48	29.36
2029	774	7,700,019	12.7%	11.5%	14.64	15.64	180	5,906,060	14.0%	13.2%	11.04	11.44	594	1,793,959	9.7%	9.8%	26.50	29.45
2030	376	3,616,106	6.0%	5.7%	15.43	16.92	80	2,634,048	6.2%	5.8%	10.90	11.62	296	982,058	5.3%	5.6%	27.57	31.11
2031	315	2,687,885	4.4%	4.6%	16.76	18.89	66	1,850,357	4.4%	4.8%	12.85	14.07	249	837,528	4.5%	4.4%	25.40	29.54
2032	346	2,694,571	4.4%	4.9%	17.86	20.06	61	1,794,395	4.2%	4.4%	12.06	13.04	285	900,176	4.9%	5.5%	29.42	34.06
2033	413	3,195,074	5.3%	6.1%	18.53	21.12	85	2,072,825	4.9%	5.4%	13.04	14.28	328	1,122,249	6.0%	6.7%	28.67	33.76
2034+	639	7,160,204	11.7%	13.3%	18.14	21.41	180	5,487,401	13.0%	15.4%	13.96	15.99	459	1,672,803	8.9%	11.1%	31.87	39.20

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	198	672,977	1.1%	1.1%	$16.30	$16.30	14	251,869	0.6%	0.6%	$11.05	$11.05	184	421,108	2.3%	1.7%	$19.44	$19.44
2024	541	2,150,712	3.5%	3.1%	14.27	14.27	45	989,895	2.3%	1.8%	8.91	8.91	496	1,160,817	6.3%	4.5%	18.84	18.85
2025	769	3,194,550	5.3%	5.5%	16.72	16.86	58	1,436,424	3.4%	2.6%	9.03	9.05	711	1,758,126	9.5%	8.4%	23.01	23.24
2026	691	2,517,636	4.1%	5.1%	19.75	20.37	42	975,714	2.3%	2.2%	11.39	11.57	649	1,541,922	8.3%	8.0%	25.04	25.95
2027	672	2,639,024	4.3%	5.6%	20.72	21.81	51	1,076,627	2.5%	2.7%	12.54	12.93	621	1,562,397	8.4%	8.5%	26.35	27.93
2028	641	2,287,826	3.8%	5.2%	22.36	23.91	40	826,000	2.0%	2.2%	13.40	13.62	601	1,461,826	7.9%	8.3%	27.42	29.73
2029	461	1,626,726	2.7%	3.6%	21.79	24.32	26	494,270	1.2%	1.1%	11.50	12.57	435	1,132,456	6.1%	6.2%	26.29	29.45
2030	314	1,838,967	3.0%	3.3%	17.48	19.37	40	1,025,531	2.4%	2.4%	11.71	12.64	274	813,436	4.4%	4.2%	24.75	27.85
2031	291	1,729,210	2.8%	3.1%	17.64	20.00	34	984,259	2.3%	2.3%	11.38	12.44	257	744,951	4.0%	4.0%	25.90	29.98
2032	300	2,003,884	3.4%	3.7%	18.16	20.18	53	1,237,319	2.9%	3.2%	12.84	13.88	247	766,565	4.1%	4.2%	26.75	30.36
2033	323	2,093,911	3.4%	3.8%	17.98	20.58	61	1,297,995	3.1%	3.2%	12.38	13.54	262	795,916	4.3%	4.5%	27.10	32.06
2034+	2,621	37,998,439	62.6%	56.9%	14.62	18.89	974	31,642,927	75.0%	75.7%	11.83	15.08	1,647	6,355,512	34.4%	37.5%	28.49	37.85

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 3/31/24				81.6%	89.2%

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2023 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		250	44,024,009	90.2%	94.9%	$700,875	$17.79	69.6%	68.9%	71.7%
	CBSAs Ranked 51 - 100 by Population		41	7,411,428	89.9%	94.7%	97,662	14.75	11.4%	11.6%	10.0%
	Other CBSAs		68	12,435,087	92.6%	96.3%	179,641	16.13	19.0%	19.5%	18.3%

	TOTAL		359	63,870,524	90.6%	95.1%	$978,178	$17.12	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	22	4,003,813	88.7%	95.1%	$72,979	$22.16	6.0%	6.3%	7.4%
2	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,208,651	91.1%	95.3%	69,268	23.00	7.1%	5.0%	7.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,219,464	82.8%	87.3%	56,098	15.59	4.4%	6.6%	5.6%
4	Houston-The Woodlands-Sugar Land, TX	5	30	4,006,697	89.9%	94.3%	55,861	15.21	8.3%	6.3%	5.6%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,713,612	85.7%	95.0%	50,200	20.54	3.5%	4.2%	5.0%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,890,596	94.7%	98.7%	43,989	25.62	3.0%	3.0%	4.5%
7	Atlanta-Sandy Springs-Alpharetta, GA	7	23	3,306,019	93.2%	95.4%	43,662	14.37	6.3%	5.2%	4.5%
8	Tampa-St. Petersburg-Clearwater, FL	17	11	1,796,844	87.5%	97.7%	30,404	17.94	3.0%	2.8%	3.1%
9	Cincinnati, OH-KY-IN	30	7	1,860,090	96.3%	97.5%	26,135	18.34	1.8%	2.9%	2.7%
10	Naples-Marco Island, FL	138	5	1,068,109	90.5%	99.5%	21,468	20.53	1.3%	1.7%	2.2%
	10 Largest CBSAs by ABR	—	164	28,073,895	89.4%	94.6%	470,064	18.85	44.7%	44.0%	47.6%

11	Orlando-Kissimmee-Sanford, FL	22	5	803,287	90.0%	97.7%	19,189	24.63	1.3%	1.3%	2.0%
12	Miami-Fort Lauderdale-Pompano Beach, FL	9	8	1,145,130	89.9%	95.9%	19,149	17.79	2.1%	1.8%	2.0%
13	Denver-Aurora-Lakewood, CO	19	6	1,313,457	91.7%	96.1%	18,821	16.03	1.6%	2.1%	1.9%
14	Detroit-Warren-Dearborn, MI	14	7	1,355,981	87.8%	95.2%	16,682	14.09	1.9%	2.1%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	655,343	95.9%	96.6%	16,543	26.68	0.8%	1.0%	1.7%
16	Charlotte-Concord-Gastonia, NC-SC	23	4	1,301,277	96.5%	97.2%	15,214	13.48	1.1%	2.0%	1.6%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	83.9%	92.3%	14,956	16.51	2.2%	1.7%	1.5%
18	Ann Arbor, MI	149	3	814,826	92.1%	97.3%	13,387	17.01	0.8%	1.3%	1.4%
19	San Francisco-Oakland-Berkeley, CA	13	2	506,520	94.0%	96.8%	12,203	30.54	0.6%	0.8%	1.2%
20	North Port-Sarasota-Bradenton, FL	66	5	737,243	97.6%	99.3%	11,347	15.64	1.4%	1.2%	1.2%
	20 Largest CBSAs by ABR	—	215	37,793,685	89.9%	95.0%	627,555	18.61	58.5%	59.3%	63.8%

21	Vallejo, CA	123	1	519,266	90.9%	91.2%	11,088	23.62	0.3%	0.8%	1.1%
22	Binghamton, NY	200	4	751,541	91.9%	96.8%	10,976	15.09	1.1%	1.2%	1.1%
23	Port St. Lucie, FL	112	5	692,612	90.4%	94.5%	10,902	16.82	1.4%	1.1%	1.1%
24	Boston-Cambridge-Newton, MA-NH	11	6	722,376	95.7%	96.9%	10,648	15.22	1.7%	1.1%	1.1%
25	Nashville-Davidson--Murfreesboro--Franklin, TN	34	4	797,885	92.2%	96.8%	10,519	13.68	1.1%	1.2%	1.1%
26	Allentown-Bethlehem-Easton, PA-NJ	70	3	824,148	94.7%	97.6%	10,485	14.22	0.8%	1.3%	1.1%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	91.8%	97.8%	10,278	24.05	1.1%	0.8%	1.1%

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Memphis, TN-MS-AR	45	1	649,252	95.7%	95.7%	9,839	16.67	0.3%	1.0%	1.0%
29	Cleveland-Elyria, OH	35	3	803,543	88.9%	91.6%	9,643	13.19	0.8%	1.3%	1.0%
30	Jacksonville, FL	39	3	695,151	96.0%	96.6%	8,375	13.02	0.8%	1.1%	0.9%
31	Indianapolis-Carmel-Anderson, IN	33	2	715,057	94.2%	95.1%	8,301	12.39	0.6%	1.1%	0.8%
32	Louisville/Jefferson County, KY-IN	46	4	699,917	91.0%	97.6%	8,040	12.09	1.1%	1.1%	0.8%
33	Hartford-East Hartford-Middletown, CT	49	3	570,969	88.4%	90.1%	7,495	15.06	0.8%	0.9%	0.8%
34	Worcester, MA-CT	58	3	513,394	88.6%	97.9%	6,952	16.48	0.8%	0.8%	0.7%
35	Scranton--Wilkes-Barre, PA	103	2	618,795	99.5%	99.5%	6,535	24.09	0.6%	1.0%	0.7%
36	Milwaukee-Waukesha, WI	41	3	520,125	93.1%	98.5%	6,494	12.67	0.8%	0.8%	0.7%
37	Wilmington, NC	168	2	379,107	98.0%	100.0%	6,263	16.69	0.6%	0.6%	0.6%
38	New Haven-Milford, CT	71	4	488,490	88.1%	92.6%	6,041	13.36	1.1%	0.8%	0.6%
39	Greensboro-High Point, NC	80	1	407,244	90.7%	100.0%	6,019	14.78	0.3%	0.6%	0.6%
40	College Station-Bryan, TX	180	3	433,728	94.6%	94.6%	5,874	17.26	0.8%	0.7%	0.6%
41	Oxnard-Thousand Oaks-Ventura, CA	74	2	319,844	84.5%	96.6%	5,832	19.56	0.6%	0.5%	0.6%
42	Poughkeepsie-Newburgh-Middletown, NY	87	3	399,379	96.9%	98.7%	5,612	14.47	0.8%	0.6%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	2	412,533	92.2%	92.2%	5,460	14.80	0.6%	0.6%	0.6%
44	Spartanburg, SC	153	1	381,927	94.0%	97.8%	5,218	14.47	0.3%	0.6%	0.5%
45	Cape Coral-Fort Myers, FL	75	1	281,822	73.9%	98.9%	4,824	17.75	0.3%	0.4%	0.5%
46	Manchester-Nashua, NH	132	2	234,121	79.6%	96.7%	4,629	22.02	0.6%	0.4%	0.5%
47	Boulder, CO	161	1	275,919	84.9%	96.1%	4,587	17.30	0.3%	0.4%	0.5%
48	Raleigh-Cary, NC	42	2	286,697	98.0%	98.8%	4,507	16.04	0.6%	0.4%	0.5%
49	Panama City, FL	236	2	403,492	97.5%	99.0%	4,457	11.32	0.6%	0.6%	0.5%
50	Kansas City, MO-KS	31	3	448,226	94.5%	96.3%	4,418	10.24	0.8%	0.7%	0.5%
	50 Largest CBSAs by ABR	—	295	53,541,913	90.6%	95.4%	847,866	17.65	80.9%	83.8%	86.6%

51	Norwich-New London, CT	186	1	243,511	91.7%	93.4%	4,403	19.80	0.3%	0.4%	0.5%
52	Dayton-Kettering, OH	77	1	333,998	87.3%	89.4%	4,337	14.90	0.3%	0.5%	0.4%
53	Greenville-Anderson, SC	60	2	220,723	99.4%	99.4%	4,256	19.86	0.6%	0.3%	0.4%
54	Mobile, AL	130	1	410,401	82.8%	82.9%	4,155	12.53	0.3%	0.6%	0.4%
55	Charleston-North Charleston, SC	73	2	498,871	76.6%	76.9%	3,874	10.26	0.6%	0.8%	0.4%
56	Winston-Salem, NC	90	2	351,938	83.4%	88.0%	3,814	12.84	0.6%	0.6%	0.4%
57	Bakersfield, CA	63	1	240,068	95.3%	95.3%	3,743	16.67	0.3%	0.4%	0.4%
58	Atlantic City-Hammonton, NJ	182	1	179,183	100.0%	100.0%	3,731	20.82	0.3%	0.3%	0.4%
59	Springfield, MA	91	2	322,173	88.8%	96.1%	3,475	15.22	0.6%	0.5%	0.4%
60	Hilton Head Island-Bluffton, SC	202	2	231,952	79.1%	79.1%	3,412	18.60	0.6%	0.4%	0.3%
61	Greenville, NC	257	1	233,153	90.0%	90.6%	3,338	15.81	0.3%	0.4%	0.3%
62	Virginia Beach-Norfolk-Newport News, VA-NC	38	1	150,014	99.8%	99.8%	3,336	22.51	0.3%	0.2%	0.3%
63	Fresno, CA	56	1	215,166	97.3%	97.3%	3,266	15.59	0.3%	0.3%	0.3%
64	Savannah, GA	133	2	221,381	96.5%	98.0%	3,024	14.39	0.6%	0.3%	0.3%
65	Pittsfield, MA	331	1	188,444	99.1%	99.1%	2,986	15.99	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Sacramento-Roseville-Folsom, CA	27	1	79,413	16.4%	100.0%	2,886	36.34	0.3%	0.1%	0.3%
67	Roanoke, VA	164	2	311,149	97.8%	99.2%	2,861	11.46	0.6%	0.5%	0.3%
68	Columbus, OH	32	2	276,504	87.0%	91.6%	2,791	11.38	0.6%	0.4%	0.3%
69	Elkhart-Goshen, IN	226	1	214,067	98.0%	98.0%	2,769	13.20	0.3%	0.3%	0.3%
70	Concord, NH	286	1	196,542	100.0%	100.0%	2,728	14.64	0.3%	0.3%	0.3%
71	Duluth, MN-WI	174	1	183,105	95.1%	100.0%	2,688	14.68	0.3%	0.3%	0.3%
72	Bridgeport-Stamford-Norwalk, CT	61	1	161,075	95.5%	95.5%	2,613	17.00	0.3%	0.3%	0.3%
73	Santa Maria-Santa Barbara, CA	124	1	166,696	100.0%	100.0%	2,452	14.71	0.3%	0.3%	0.3%
74	Richmond, VA	44	1	141,569	96.6%	96.6%	2,325	17.00	0.3%	0.2%	0.2%
75	Rutland, VT	539	1	223,314	88.5%	98.6%	2,252	10.23	0.3%	0.3%	0.2%
76	Flint, MI	137	1	164,632	100.0%	100.0%	2,234	13.66	0.3%	0.3%	0.2%
77	Manhattan, KS	323	1	214,898	95.9%	99.2%	2,222	16.76	0.3%	0.3%	0.2%
78	Tucson, AZ	54	1	165,350	79.3%	100.0%	2,209	13.36	0.3%	0.3%	0.2%
79	Austin-Round Rock-Georgetown, TX	26	1	170,605	95.4%	96.1%	2,187	13.33	0.3%	0.3%	0.2%
80	Greeneville, TN	483	1	224,139	99.3%	100.0%	2,178	9.92	0.3%	0.4%	0.2%
81	Columbus, IN	440	1	143,740	83.8%	100.0%	2,124	14.78	0.3%	0.2%	0.2%
82	Trenton-Princeton, NJ	146	1	149,993	97.3%	97.3%	2,114	14.48	0.3%	0.2%	0.2%
83	Portland-South Portland, ME	104	1	287,533	97.9%	100.0%	2,108	17.70	0.3%	0.5%	0.2%
84	Crestview-Fort Walton Beach-Destin, FL	170	1	158,118	99.1%	99.1%	2,005	12.79	0.3%	0.2%	0.2%
85	St. Louis, MO-IL	21	2	208,998	84.4%	84.4%	1,980	11.43	0.6%	0.3%	0.2%
86	Ithaca, NY	380	1	204,405	92.5%	92.5%	1,964	10.38	0.3%	0.3%	0.2%
87	Palm Bay-Melbourne-Titusville, FL	96	1	131,243	93.1%	96.8%	1,902	14.97	0.3%	0.2%	0.2%
88	Deltona-Daytona Beach-Ormond Beach, FL	86	1	184,379	98.7%	100.0%	1,883	10.21	0.3%	0.3%	0.2%
89	California-Lexington Park, MD	360	1	92,335	100.0%	100.0%	1,847	20.00	0.3%	0.1%	0.2%
90	Ocean City, NJ	409	1	136,351	98.2%	98.2%	1,800	13.44	0.3%	0.2%	0.2%
91	Toledo, OH	95	1	298,765	79.0%	82.2%	1,771	12.70	0.3%	0.5%	0.2%
92	Georgetown, SC	510	1	120,095	86.4%	96.4%	1,718	14.84	0.3%	0.2%	0.2%
93	Lansing-East Lansing, MI	108	1	160,946	66.5%	100.0%	1,706	10.60	0.3%	0.3%	0.2%
94	London, KY	295	1	166,026	100.0%	100.0%	1,620	9.76	0.3%	0.3%	0.2%
95	Durham-Chapel Hill, NC	92	1	97,226	97.8%	97.8%	1,583	16.64	0.3%	0.2%	0.2%
96	Muskegon, MI	256	1	104,600	96.2%	96.2%	1,546	15.37	0.3%	0.2%	0.2%
97	Lafayette-West Lafayette, IN	208	1	132,027	100.0%	100.0%	1,469	11.13	0.3%	0.2%	0.2%
98	Modesto, CA	106	1	86,689	100.0%	100.0%	1,229	14.59	0.3%	0.1%	0.1%
99	Knoxville, TN	64	1	119,360	100.0%	100.0%	1,012	8.48	0.3%	0.2%	0.1%
100	Corpus Christi, TX	135	1	84,667	72.0%	72.0%	909	14.91	0.3%	0.1%	0.1%
	100 Largest CBSAs by ABR	—	354	63,543,443	90.7%	95.2%	974,701	17.14	98.6%	99.5%	99.6%

	Other CBSAs	—	5	327,081	82.2%	85.1%	3,477	12.71	1.4%	0.5%	0.4%

TOTAL		—	359	63,870,524	90.6%	95.1%	$978,178	$17.12	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,097,430	91.0%	97.6%	$135,905	$17.54	13.4%	12.7%	13.9%
2	Texas	48	7,409,309	88.6%	94.4%	115,031	17.22	13.4%	11.6%	11.8%
3	California	28	5,181,269	92.7%	97.2%	113,509	24.17	7.8%	8.0%	11.5%
4	Pennsylvania	24	4,329,497	89.5%	95.5%	69,761	20.72	6.7%	6.8%	7.1%
5	New York	26	3,398,193	92.3%	96.4%	69,116	21.43	7.2%	5.3%	7.1%
6	Illinois	16	4,219,464	82.8%	87.3%	56,098	15.59	4.5%	6.6%	5.7%
7	New Jersey	16	2,821,855	94.1%	96.0%	47,726	18.68	4.5%	4.4%	4.9%
8	Georgia	26	3,606,322	93.6%	95.7%	47,587	14.32	7.2%	5.6%	4.9%
9	North Carolina	13	3,056,642	94.1%	96.5%	40,738	14.57	3.6%	4.8%	4.2%
10	Michigan	14	2,700,514	88.9%	96.3%	36,367	14.62	3.9%	4.2%	3.7%
11	Ohio	13	2,893,261	90.1%	92.6%	35,815	15.55	3.6%	4.5%	3.7%
12	Tennessee	7	1,790,636	94.9%	97.0%	23,548	13.87	1.9%	2.8%	2.4%
13	Colorado	7	1,589,376	90.5%	96.1%	23,408	16.27	1.9%	2.5%	2.4%
14	Massachusetts	10	1,504,999	92.2%	97.5%	21,582	16.54	2.8%	2.4%	2.2%
15	Connecticut	9	1,464,045	89.6%	92.0%	20,552	15.50	2.5%	2.3%	2.1%
16	Kentucky	6	1,545,582	95.0%	98.2%	18,522	13.62	1.7%	2.4%	1.9%
17	South Carolina	8	1,453,568	85.9%	87.8%	18,478	14.76	2.2%	2.3%	1.9%
18	Minnesota	9	1,269,831	85.5%	93.4%	17,644	16.21	2.5%	2.0%	1.8%
19	Indiana	5	1,204,891	94.3%	96.7%	14,663	12.69	1.4%	1.9%	1.5%
20	New Hampshire	5	672,051	91.4%	97.4%	9,836	15.66	1.4%	1.1%	1.0%
21	Virginia	5	735,614	94.6%	95.2%	9,555	14.93	1.4%	1.2%	1.0%
22	Wisconsin	3	520,125	93.1%	98.5%	6,494	12.67	0.8%	0.8%	0.7%
23	Maryland	2	371,986	98.8%	98.8%	6,274	17.62	0.6%	0.6%	0.6%
24	Missouri	4	495,523	91.5%	93.2%	4,841	10.56	1.0%	0.8%	0.5%
25	Alabama	1	410,401	82.8%	82.9%	4,155	12.53	0.3%	0.6%	0.4%
26	Kansas	2	376,599	93.6%	95.4%	3,779	13.55	0.6%	0.6%	0.4%
27	Vermont	1	223,314	88.5%	98.6%	2,252	10.23	0.3%	0.3%	0.2%
28	Arizona	1	165,350	79.3%	100.0%	2,209	13.36	0.3%	0.3%	0.2%
29	Maine	1	287,533	97.9%	100.0%	2,108	17.70	0.3%	0.5%	0.2%
30	West Virginia	1	75,344	44.8%	54.1%	625	15.33	0.3%	0.1%	0.1%

TOTAL		359	63,870,524	90.6%	95.1%	$978,178	$17.12	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	410,401	82.9%	$4,155	$12.53	Sam's Club*	bealls, Burlington Stores, Conn's Home Plus, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Piccadilly, Shoe Station, Ulta, World Market	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,209	13.36	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	95.3%	3,743	16.67	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,066	28.25	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,277	28.38	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,586	23.90	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	2,998	24.33	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (4)	Davis	CA	Sacramento-Roseville-Folsom, CA	2024	79,413	100.0%	2,886	36.34	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	98.8%	1,743	17.90	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	83.3%	3,092	29.78	Major Market, Trader Joe's	—	—
11	Arbor - Broadway Faire (3)	Fresno	CA	Fresno, CA	1995	215,166	97.3%	3,266	15.59	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,452	14.71	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,229	14.59	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	97.6%	6,383	23.18	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,361	19.90	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	205,273	100.0%	2,769	13.66	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	93.2%	2,644	34.24	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	328,947	98.7%	9,559	29.65	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (4)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2024	258,685	96.3%	6,510	26.14	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,736	33.75	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,419	29.14	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	100.0%	11,708	27.96	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	3,934	24.98	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Burlington, Big 5
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,892	35.65	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,054	27.26	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,555	13.99	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, Big Lots, CVS, Dollar Tree, Regency Theaters	—
27	Vail Ranch Center (4)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	98.6%	4,051	27.31	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,228	23.08	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	94.9%	2,280	24.24	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo, CA	2023	519,266	91.2%	11,088	23.62	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	832	8.74	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,299	95.1%	7,729	17.24	King Soopers (Kroger)	2nd & Charles, Ace Hardware, AMC, Big Lots, Boot Barn, Burlington Stores, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,191	12.74	King Soopers (Kroger)	Chuze Fitness, iGen	—

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	97.6%	2,076	17.56	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	100.0%	1,392	38.12	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	96.1%	4,587	17.30	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese's, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center (4)	Westminster	CO	Denver-Aurora-Lakewood, CO	2024	328,978	92.3%	4,601	15.15	—	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Party City, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	108,167	94.1%	2,983	29.31	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,141	15.77	PriceRite (Wakefern)	—	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	312,908	85.3%	2,807	11.22	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Hobby Lobby, Namco, Savers, U.S Furniture	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	97.1%	1,705	11.71	Price Chopper (Northeast Grocery)	—	—
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,365	97.7%	1,822	18.04	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
43	Colonial Commons - Orange	Orange	CT	New Haven-Milford, CT	1996	133,786	97.0%	874	6.73	—	—	—
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	95.5%	2,613	17.00	—	Esporta Fitness, Five Below, Marshalls	—
45	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,986	83.3%	2,204	14.79	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
46	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	93.4%	4,403	19.80	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
47	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	4,824	17.75	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
48	Coastal Way - Coastal Landing (3)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,305	18.79	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
49	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	100.0%	7,976	26.50	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
50	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,921	93.2%	3,955	16.01	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	—
51	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	90.7%	2,092	25.50	—	Broward County Library, CVS	—
52	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,883	10.21	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
53	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	2,005	12.79	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
54	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	99.4%	932	10.68	Winn-Dixie (ALDI)	Ace Hardware, Family Dollar	—
55	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	95.6%	3,082	10.48	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
56	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,031	20.68	—	Esporta Fitness, La Familia Pawn & Jewelry	—
57	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	100.0%	2,851	21.35	Walmart Neighborhood Market	Walgreens	—
58	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	184,416	94.4%	2,037	11.70	Publix	City Mattress, Dollar Tree, Staples	—
59	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	100.0%	3,126	28.54	Publix	—	—
60	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2023	231,536	100.0%	5,278	24.91	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
61	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	99.5%	2,787	14.50	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
62	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.6%	5,883	19.47	Trader Joe's	Chuck E. Cheese's, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
63	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,211	21.23	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
64	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,461	22.42	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Party City, Saks OFF Fifth	—
65	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.1%	1,070	13.87	Publix	—	—
66	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	100.0%	1,139	12.88	Sedano's	Family Dollar	—
67	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,645	18.75	—	Burlington Stores, LA Fitness	Target
68	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,244	16.30	Publix	—	—

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

69	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,405	19.33	Seabra Foods	Office Depot	—
70	Pointe Orlando (4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2024	413,123	95.5%	11,864	30.35	—	Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
71	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	860	13.32	Publix	—	—
72	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	167,145	91.0%	3,428	23.52	—	Goodwill, Walgreens	—
73	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.1%	1,470	15.49	Publix	—	—
74	Panama City Square	Panama City	FL	Panama City, FL	1989	304,665	100.0%	2,987	10.00	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
75	East Port Plaza (4)	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	96.1%	3,144	15.25	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
76	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.3%	1,300	14.49	Winn-Dixie (ALDI)	—	—
77	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	776	13.61	Winn-Dixie (ALDI)	—	—
78	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	95.6%	884	23.48	SuperTarget*	—	—
79	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	100.0%	2,940	20.41	Publix	Archwell Health, Harbor Freight Tools	—
80	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,359	13.97	Publix	Big Lots, Crunch Fitness, HomeGoods	—
81	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	96.8%	1,902	14.97	Publix	Home Centric, Planet Fitness	—
82	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,154	13.74	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
83	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	96.9%	4,361	16.64	Publix	Bealls Florida, Burlington Stores, Michaels, Party City, Petco	—
84	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	92.2%	2,373	18.96	Publix	CVS, Dollar Tree	—
85	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,449	9.80	Winn-Dixie (ALDI)	bealls, Big Lots	—
86	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	89.4%	2,433	13.94	Winn-Dixie (ALDI)	Big Lots, Chuck E. Cheese's, Crunch Fitness	—
87	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	93.8%	2,170	15.29	Publix	Revive Health & Wellness	—
88	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.4%	913	8.97	Patel Brothers	Dollar Tree	Walmart
89	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	97.5%	1,807	19.99	Publix	—	—
90	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	98.6%	1,452	17.39	—	Dollar Tree, Ross Dress for Less	—
91	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,609	17.89	Publix	Petco, T.J.Maxx, Ulta	—
92	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,080	8.26	Winn-Dixie (ALDI)	T.J.Maxx	—
93	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	97.8%	1,025	9.54	Publix	American Freight	—
94	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	177,835	99.4%	3,943	22.61	Publix	JOANN, Planet Fitness	—
95	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	291,622	94.8%	4,276	21.34	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
96	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	422,609	93.0%	5,018	13.05	City Farmers Market	dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma, P.C.X.	—
97	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	596	9.00	Food Depot	Dollar Tree	—
98	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,327	16.79	Publix	—	—
99	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	847	12.59	Publix	—	—
100	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	97.4%	1,395	15.09	Kroger	—	—
101	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	901	12.19	—	America's Thirft Stores, Dollar Tree	—
102	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	977	12.56	Publix	—	—
103	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	93.8%	852	19.54	Kroger*	—	—
104	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,776	11.45	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

105	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	78.4%	1,356	11.55	Food Depot	Staples	—
106	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	220,912	100.0%	3,237	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
107	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	97.2%	1,415	15.01	Publix	—	—
108	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	96.2%	1,679	16.48	Publix	—	—
109	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2023	221,861	96.0%	2,360	11.08	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
110	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,840	100.0%	1,072	19.50	—	Crunch Fitness	—
111	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	100.0%	1,496	13.23	Kroger	—	—
112	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,351	94.4%	2,190	16.07	Kroger	—	—
113	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	695	9.96	Food Depot	—	—
114	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,355	94.8%	2,018	19.82	—	Planet Fitness	—
115	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,107	12.79	—	PGA TOUR Superstore	—
116	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	94.3%	3,007	11.59	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
117	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	98.7%	1,878	16.83	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
118	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.7%	3,324	18.29	Kroger	DaVita Dialysis	—
119	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	94.2%	1,642	12.83	—	Conn's Home Plus, Harbor Freight Tools, NCG Cinemas	—
120	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,146	11.63	Kroger	—	—
121	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	98.3%	4,029	20.53	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Dollar Tree, Kirkland's, Party City, Petco, Ulta	—
122	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	89.7%	2,194	16.13	—	Harbor Freight Tools, XSport Fitness	Kohl's
123	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	100.0%	2,532	12.89	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
124	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	325,023	99.0%	4,917	16.42	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, The Home Depot, XSport Fitness	—
125	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	94.7%	6,327	13.07	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
126	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	76.4%	2,264	10.86	Jewel-Osco (Albertsons)	Burlington Stores, Harbor Freight Tools	Hobby Lobby
127	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	4,984	14.34	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
128	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	92.4%	2,285	14.42	—	Bear Paddle Swim School, Painted Tree Marketplace	—
129	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	76.9%	1,343	16.36	Sunset Foods	—	—
130	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,553	69.4%	2,410	14.43	—	Altitude Trampoline Park, JOANN, LA Fitness	—
131	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,769	16.81	Jewel-Osco (Albertsons)	Planet Fitness	—
132	Westridge Court (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	699,491	63.7%	9,236	22.14	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Walter E. Smithe Furniture & Design, World Market	—
133	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	96.6%	4,527	12.09	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
134	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	89.2%	1,802	19.85	Whole Foods Market (Amazon)	Skechers	—
135	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	120,292	91.1%	1,756	16.02	—	Buffalo Wild Wings, Esporta Fitness, Harbor Freight Tools, Petco	—
136	Tinley Park Plaza (4)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2024	237,973	94.8%	3,723	16.51	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
137	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,431	94.4%	1,380	11.21	—	Ollie's Bargain Outlet	—
138	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,124	14.78	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
139	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	98.0%	2,769	13.20	Walmart Supercenter*	Burlington Stores, Dollar Tree, JOANN, Ross Dress for Less, Staples	—

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

140	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	584,626	95.2%	6,921	12.65	Kroger	Aaron's, American Freight, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
141	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,469	11.13	Pay Less (Kroger)	—	—
142	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.5%	1,557	10.64	Hy-Vee	—	—
143	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.2%	2,222	16.76	Dillons (Kroger)	JOANN, Marshalls	—
144	Florence Plaza - Florence Square (3)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	8,862	16.76	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese's, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
145	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	100.0%	2,147	10.83	—	Ace Pickleball Club, CVS, Dollar Tree	—
146	London Marketplace	London	KY	London, KY	1994	166,026	100.0%	1,620	9.76	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
147	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	99.1%	2,145	12.38	Kroger	Petco	—
148	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	93.5%	1,750	12.51	Kroger	Anytime Fitness	—
149	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	96.8%	1,998	12.99	Kroger Marketplace	—	—
150	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	100.0%	1,265	9.00	America's Food Basket	Citi Trends, Crunch Fitness	—
151	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	92.2%	2,476	33.71	—	Golf Galaxy, Staples	Duluth Trading Co.
152	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.6%	1,834	14.04	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
153	WaterTower Plaza (4)	Leominster	MA	Worcester, MA-CT	2024	282,831	99.0%	4,102	14.92	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Party City, Petco, Staples, T.J.Maxx, The Paper Store	—
154	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	82.3%	325	15.48	Hannaford Bros.*	—	Walmart
155	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,535	20.59	Stop And Compare	Crunch Fitness	—
156	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	98.4%	2,893	16.09	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	—
157	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,986	15.99	Market 32 (Northeast Grocery)	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
158	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,178	95.5%	1,641	16.79	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
159	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	98.2%	2,525	20.06	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
160	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,847	20.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
161	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,651	98.4%	4,427	16.78	Giant Food (Ahold Delhaize)	Big Lots, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
162	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	100.0%	2,108	17.70	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
163	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	7,336	19.12	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ulta	—
164	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,528	98.6%	5,077	17.85	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
165	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.9%	1,003	12.51	Busch’s Fresh Food Market	Ace Hardware	—
166	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	98.1%	996	11.92	—	Ollie's Bargain Outlet, True Value	—
167	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,234	13.66	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
168	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	91.2%	812	8.94	D&W Fresh Market (SpartanNash)	—	—
169	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,706	10.60	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
170	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,546	15.37	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
171	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,401	93.1%	3,489	12.31	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
172	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,309	96.9%	7,032	20.46	TBA	Barnes & Noble, DSW, Emagine Theatre, Kohl's, OfficeMax, Old Navy, Petco, T.J.Maxx, Ulta	Target

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,305	12.82	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
174	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,160	7.49	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
175	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	159,080	85.7%	1,697	12.45	—	Crunch Fitness, Party City, Petco, Ross Dress for Less	Burlington Stores, Target
176	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	974	8.18	Save-A-Lot (Rabban Brothers)	Big Lots, Dollar Tree, Planet Fitness	—
177	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,447	19.88	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
178	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,343	15.16	Cub Foods (United Natural Foods Inc.)	—	—
179	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	100.0%	2,688	14.68	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
180	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.6%	2,045	24.31	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
181	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	90.9%	2,401	12.37	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
182	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,114	19.54	ALDI, Cub Foods*	Dollar Tree	—
183	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	98.1%	1,997	17.16	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
184	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	80.8%	2,476	14.62	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
185	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,133	15.51	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
186	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	78.7%	1,503	14.33	ALDI	Chuck E. Cheese's, Michaels, Party City, Petco	—
187	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.2%	1,561	9.73	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
188	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	100.0%	1,300	10.42	Price Chopper (Associated Wholesale)	—	—
189	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	477	6.98	Schnucks	—	—
190	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
191	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	94.2%	4,636	17.25	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
192	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,197	9.04	Patel Brothers	Big Air Trampoline, Big Lots, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
193	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	98.1%	2,801	15.86	LIDL	Boot Barn, Conn's Home Plus, Harbor Freight Tools, PetSmart	Target, The Home Depot
194	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	93.8%	3,976	14.85	Walmart Supercenter*	bealls, Best Buy, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
195	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,019	14.78	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, Party City, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta, Wayfair Outlet	Target
196	University Commons	Greenville	NC	Greenville, NC	1996	233,153	90.6%	3,338	15.81	Harris Teeter (Kroger)	Barnes & Noble, Petco, Shoe Carnival, T.J.Maxx	Target
197	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.8%	1,583	16.64	—	Person County Health & Human Services	—
198	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,405	12.61	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinsletown	—
199	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	100.0%	2,264	16.18	—	Burlington Stores, Party City, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
200	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,999	16.99	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
201	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	86.3%	2,900	12.69	Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
202	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	914	13.33	CHEF'STORE (US Foods)	Golf Galaxy, Mattress Firm	—
203	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	102,873	92.6%	2,035	22.65	—	Boston Interiors, Planet Fitness	—
204	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,728	14.64	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
205	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,594	21.55	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

206	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	92.2%	804	9.73	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
207	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	98.1%	1,675	11.26	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
208	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	245,984	95.7%	2,289	9.72	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
209	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	98.0%	5,044	25.24	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
210	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
211	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	97.7%	3,563	15.94	LIDL	Big Lots, Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
212	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,114	14.48	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
213	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	96.2%	1,673	13.66	Super Stop & Shop (Ahold Delhaize)	—	—
214	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.4%	7,529	23.49	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
215	Middletown Plaza (4)	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2024	201,679	92.3%	3,715	19.97	Trader Joe's	At Home, Party Fair, Petco, Retro Fitness	—
216	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	94.5%	1,354	31.47	ShopRite	—	—
217	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	97.2%	4,630	18.72	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
218	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	78.5%	2,652	21.18	—	Blink Fitness (Equinox), Marshalls	—
219	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,351	98.2%	1,800	13.44	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
220	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	100.0%	3,731	20.82	ShopRite (Village Supermarket)	Staples	—
221	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	707	19.53	ShopRite (Village Supermarket)	—	—
222	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	98.8%	1,573	18.14	—	Dollar Tree, Jersey Strong	Uncle Giuseppe's
223	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,887	17.98	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
224	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	96.0%	2,928	33.99	ALDI	T.J.Maxx	—
225	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	90.9%	1,817	24.31	TBA, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
226	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	91.3%	2,109	29.82	Stop & Shop*, Wild by Nature Market*	—	Walgreens
227	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	217,893	100.0%	4,383	20.12	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
228	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2024	196,148	93.6%	6,392	35.59	H-Mart	Barnes & Noble, T.J.Maxx, Ulta	—
229	Unity Plaza	Hopewell Junction	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,430	21.20	Acme (Albertsons)	—	—
230	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	92.5%	1,964	10.38	ALDI	Big Lots, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
231	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,669	23.11	Key Food Marketplace	T.J.Maxx	—
232	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	672	39.53	Trader Joe's	—	—
233	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,564	25.26	KolSave Market*	Dollar Tree, Planet Fitness	—
234	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,473	40.39	North Shore Farms	CVS	—
235	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	92.0%	3,254	16.37	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
236	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	97.5%	2,206	11.12	—	Ashley Homestore, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—
237	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,976	16.20	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
238	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,589	98.1%	5,682	24.79	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Jembro, Marshalls, Ulta	—
239	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,743	100.0%	1,587	39.93	—	—	—

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

240	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	94.2%	3,252	26.57	—	Dollar Tree, HomeGoods	—
241	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,121	21.40	Fine Fare	CVS, T.J.Maxx	—
242	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,132	26.08	Costco*	HomeSense, Marshalls, PetSmart, Ulta	—
243	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,292	29.28	—	HomeGoods	—
244	College Plaza (4)	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2024	193,265	93.7%	4,291	26.01	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
245	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.0%	2,081	13.22	—	Dollar Tree, Staples	—
246	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,451	11.83	—	Boot Barn, JOANN, Kohl's, PetSmart, Ross Dress for Less	Target
247	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,647	17.84	—	HomeGoods, Michaels, Old Navy	—
248	Town Square Mall (3)	Vestal	NY	Binghamton, NY	1991	291,346	92.9%	4,797	17.73	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK'S Sporting Goods, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
249	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.8%	2,946	34.75	H-Mart	—	—
250	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	151,048	93.7%	2,431	17.81	Giant Eagle	—	The Home Depot
251	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.7%	2,793	18.46	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
252	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,348	100.0%	1,603	9.78	Kroger	Pet Supplies Plus, Salvation Army	—
253	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,551	99.5%	4,227	16.76	Fresh Thyme Farmers Market (Meijer)	Esporta Fitness, HomeGoods, Painted Tree Marketplace, T.J.Maxx	—
254	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,883	87.2%	4,758	23.41	—	Dollar Tree, Michaels, Old Navy, PetSmart, T.J.Maxx, Ulta	Target
255	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,332	37.90	Kroger	—	—
256	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	95.0%	1,463	10.63	Kroger	Dollar Tree, Planet Fitness	—
257	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	87.9%	1,328	12.34	Kroger	—	—
258	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	89.4%	4,337	14.90	Health Foods Unlimited	Burlington Stores, JOANN, Party City, PetSmart, Value City Furniture	—
259	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	90.1%	5,986	11.41	Giant Eagle, Marc's, BJ's Wholesale Club*	Dollar Tree, Five Below, JOANN, Marshalls, OfficeMax, Party City, Petco, Treasure Hunt, UFC Gym	—
260	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,226	17.51	—	Ollie's Bargain Outlet, Sears Outlet	—
261	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,560	28.18	Kroger	Advance Auto Parts, Rainbow Shops	—
262	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	82.2%	1,771	12.70	Kroger	Big Lots, Crunch Fitness, Dollar General, Harbor Freight Tools	—
263	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	97.5%	2,753	20.10	Giant Food (Ahold Delhaize)	CVS	—
264	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	100.0%	366	36.99	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
265	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	96.6%	4,201	14.03	Giant Food (Ahold Delhaize)	Big Lots, Citi Trends, Marshalls, PetSmart, Powerhouse Gym, Staples	—
266	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	94.3%	3,008	12.55	—	Ollie's Bargain Outlet, Planet Fitness	—
267	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	317	11.57	—	—	—
268	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.1%	2,724	20.61	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
269	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	88.5%	1,799	20.12	Kimberton Whole Foods	—	—
270	Plymouth Square Shopping Center (4)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,874	89.5%	4,855	23.08	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
271	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,230	29.19	Giant Food (Ahold Delhaize)	—	—
272	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	100.0%	681	15.10	Hung Vuong Food Market*	—	—
273	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.9%	3,830	19.59	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
274	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	238,793	79.5%	4,034	21.24	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

275	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.9%	1,483	20.34	—	Ross Dress for Less	—
276	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	92.2%	1,056	21.03	Weis Markets*	DaVita Dialysis	—
277	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,909	96.7%	8,074	38.25	McCaffrey's	Ulta	—
278	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	97.9%	3,030	29.10	—	Target	—
279	Roosevelt Mall (4)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	588,789	98.0%	10,412	39.85	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
280	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.8%	1,653	9.57	Redner's Warehouse Market	Big Lots, Ross Dress for Less	—
281	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,717	11.67	ALDI	Big Lots, Dollar Tree, Five Below, Planet Fitness	—
282	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	473	11.34	Fresh Grocer*	—	—
283	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,056	18.56	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Party City, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
284	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	773	13.31	Giant Food (Ahold Delhaize)	—	—
285	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,531	11.74	Redner's Warehouse Market	Decor Home Furniture, Dollar Tree, Gabe's, PetSmart, Ross Dress for Less, Staples	—
286	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,705	35.73	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
287	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	99.2%	2,979	18.03	Kroger	—	—
288	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	98.5%	1,683	20.21	Lowes Foods (Alex Lee)	—	—
289	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	27.8%	433	23.84	—	—	—
290	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	84.6%	1,599	11.06	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym	—
291	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	72.7%	2,275	9.76	—	American Freight, Gold's Gym, NewSpring Church	—
292	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	96.4%	1,718	14.84	Publix	Petco, T.J.Maxx, Ulta	—
293	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,573	19.64	—	Petco, Ross Dress for Less, T.J.Maxx	Target
294	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2023	381,927	97.8%	5,218	14.47	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
295	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	3,595	13.71	ALDI	At Home, Big Lots, HomeGoods	—
296	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	95.7%	4,366	13.76	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
297	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	100.0%	2,178	9.92	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	—
298	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,012	8.48	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—
299	The Commons at Wolfcreek (3)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.7%	9,839	16.67	—	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
300	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	93.7%	1,482	13.85	Kroger	—	—
301	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,076	13.02	Kroger	—	Walgreens
302	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.1%	2,187	13.33	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
303	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	57.4%	951	17.27	—	Goodwill	—
304	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	738	10.30	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
305	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	917	7.86	—	AlphaGraphics	—
306	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.2%	3,425	20.03	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
307	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,532	29.10	Kroger	CVS	—
308	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	72.0%	909	14.91	—	Crunch Fitness	—
309	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,417	26.61	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
310	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,350	20.37	—	EOS Fitness	—

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

311	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	805	11.89	—	Canales	—
312	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	524	11.52	—	Big Lots	—
313	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,223	13.65	El Rio Grande Latin Market	Family Dollar	—
314	Wynnewood Village (4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2024	576,556	94.1%	8,192	19.34	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, South Oak Cliff Dialysis, Target	—
315	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.9%	1,200	10.47	Food Town	bealls, Walgreens	—
316	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	2,019	11.84	Tom Thumb (Albertsons)	Dollar Tree, Goody Goody Wine & Spirits	—
317	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.1%	4,079	22.44	Tom Thumb (Albertsons)	DSW, Ulta	—
318	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	788,584	99.6%	18,102	23.04	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Party City, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
319	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,477	16.60	Truong Nguyen Market	—	—
320	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.7%	1,262	12.86	—	Painted Tree Marketplace, Planet Fitness	—
321	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	95.3%	742	10.87	Kroger	—	—
322	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	94.0%	1,011	32.99	Kroger	—	—
323	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	96.5%	2,843	31.97	—	CVS, My Salon Suites	—
324	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	731	8.25	Food Town	—	—
325	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	98.7%	973	13.67	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
326	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	69.8%	1,159	17.11	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
327	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	97.8%	2,508	12.32	El Rancho (Heritage Grocers)	Big Lots, Conn's Home Plus, XL Parts	—
328	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	93.7%	1,323	22.53	—	24 Hour Fitness	—
329	Jones Plaza (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2024	111,206	94.1%	1,264	12.08	La Michoacana Supermarket	Aaron's, Fitness Connection	—
330	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	96.8%	1,585	9.64	—	Big Lots, Hobby Lobby, King Dollar, Octapharma, Walgreens	—
331	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.2%	1,014	10.30	Foodarama	bealls, Kids Empire	—
332	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,651	99.1%	4,134	16.90	Kroger	Big Lots, JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
333	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	648	16.73	El Rancho*	WSS	—
334	Northshore (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	232,654	97.1%	3,400	15.27	Sellers Bros.	Conn's Home Plus, Dollar Tree, Kamada Plasma, Melrose Fashions, Nova Healthcare, Office Depot	—
335	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,529	96.3%	2,590	14.31	El Rancho (Heritage Grocers)	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
336	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	99.1%	2,223	12.67	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
337	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	91.6%	3,434	25.64	H-E-B	—	—
338	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,623	79.5%	1,105	16.83	ALDI	Dollar Tree, Party City	—
339	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,616	26.87	Whole Foods Market (Amazon)	—	—
340	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	97.4%	2,789	11.66	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Shoe Carnival, Walgreens	—
341	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,137	16.13	Kroger	LA Fitness	—
342	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	181,888	99.0%	2,076	11.52	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
343	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	98.5%	1,454	9.44	Kroger	American Freight, Goodwill, Harbor Freight Tools, Walgreens	—
344	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	147,500	87.8%	2,878	23.20	Central Market (H-E-B)	—	—
345	Preston Park Village (4)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2024	256,379	82.5%	5,872	27.75	—	Gap Factory Store, HomeGoods, Petco	—
346	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,100	97.0%	1,614	13.70	El Rancho	Retro Fitness	—

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

347	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	87.8%	4,287	30.08	Whole Foods Market (Amazon)	—	—
348	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,884	93.5%	2,361	11.40	Kroger	Conn's Home Plus, Harbor Freight Tools, Planet Fitness	—
349	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	89.5%	1,951	21.64	—	Tesla	—
350	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	79.1%	1,033	9.82	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
351	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,569	96.6%	2,325	17.00	—	Gold's Gym, Hobby Lobby	Kohl's
352	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,352	15.71	Kroger	Hamrick's	—
353	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	98.5%	1,509	9.22	—	Dollar Tree, Kohl's, PetSmart	—
354	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,014	99.8%	3,336	22.51	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
355	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	98.6%	2,252	10.23	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
356	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	97.1%	3,697	17.44	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
357	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	98.7%	1,051	10.83	Pick 'n Save (Kroger)	—	—
358	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,430	100.0%	1,746	8.58	—	Hobby Lobby, Kohl's	Big Lots, Five Below, HomeGoods, Sierra Trading Post
359	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	54.1%	625	15.33	—	Sportsman's Warehouse	—

	TOTAL PORTFOLIO					63,870,524	95.1%	$978,178	$17.12

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended March 31, 2024	Page 46